UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 17, 2011

ARROW ELECTRONICS, INC.
(Exact Name of Registrant as Specified in its Charter)

NEW YORK	1-4482	11-1806155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 MARCUS DRIVE, MELVILLE, NEW YORK 11747
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (631) 847-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On October 17, 2011, a press release was issued by the Registrant announcing the appointment of Eric Schuck to the position of President of Arrow Europe, Middle East and Africa Components (“EMEA”).  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)           EXHIBITS
                         99.1      Press release dated October 17, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: October 17, 2011	By:	/s/ Peter S. Brown
	Name:	Peter S. Brown
	Title:	Senior Vice President
and General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by Arrow Electronics, Inc., dated October 17, 2011.

2